UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  October 12, 2015

WAUSAU PAPER CORP.

(Exact name of registrant as specified in its charter)

WISCONSIN	1-13923	39-0690900
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

100 PAPER PLACE

MOSINEE, WI 54455-9099

(Address of principal executive offices, including Zip Code)

(715) 693-4470

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☒

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business and Operations

Item 1.01.

Entry into a Material Definitive Agreement

On October 12, 2015, Wausau Paper Corp., a Wisconsin corporation (the “Company”), SCA Americas Inc., a Delaware corporation (“Parent”), and Salmon Acquisition, Inc., a Wisconsin corporation (“Merger Sub”) and wholly owned subsidiary of Parent, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company as the surviving entity. As a result of the Merger, the Company will become a wholly owned subsidiary of Parent. The Merger Agreement was unanimously adopted by the Company’s Board of Directors (the “Board”), and the Board approved the Merger and other transactions contemplated by the Merger Agreement and resolved to recommend the approval of the Merger Agreement by the shareholders of the Company.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of any shareholder, each share of common stock, no par value per share (“Common Stock”), of the Company issued and outstanding immediately prior to the Effective Time (other than shares of Common Stock held in the Company’s treasury or owned by Parent, Merger Sub, or any direct or indirect wholly owned Subsidiary of Parent (other than Merger Sub) or any direct or indirect wholly owned subsidiary of the Company, will be canceled and automatically converted into the right to receive $10.25 in cash, without interest (the “Merger Consideration”).  No appraisal or dissenters’ rights in connection with the Merger are available to holders of Common Stock in connection with the Merger Agreement or the Merger under or pursuant to Subchapter XIII of the Business Corporation Law of the State of Wisconsin.

Pursuant to the terms of to the Merger Agreement, the Company will take all actions necessary to cause, at the Effective Time, each Company stock option that is outstanding and unexercised as of immediately prior to the Effective Time to be cancelled and converted into the right to receive a cash payment determined in accordance with the respective stock option plan of the Company pursuant to which such stock option was issued.  In addition, pursuant to the terms of the Merger Agreement, each performance unit granted under a stock plan of the Company will be cancelled and converted into the right to receive a cash payment equal to the product of (1) the Merger Consideration multiplied by (2) the aggregate number of shares subject to such performance unit award.

Consummation of the Merger is subject to customary conditions, including: (a) the affirmative vote to approve and adopt the Merger Agreement of the holders of at least two-thirds of outstanding shares of Common Stock (the “Required Vote”); (b) expiration or termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (c) absence of any applicable restraining order or injunction prohibiting the Merger; (d) accuracy of the representations and warranties of each party, subject to specified materiality qualifiers; (e) performance in all material respects by each party of its obligations under the Merger Agreement; and (f) in the case of Parent’s obligations to consummate the Merger, there not having been any “material adverse effect” on the Company.  The Merger is not conditioned upon Parent’s receipt of financing.

The Merger Agreement contains customary representations, warranties and covenants and agreements of each of the parties, including, among others, covenants and agreements relating to (i) the conduct of the Company’s business during the period between the execution of the Merger Agreement and the Effective Time and (ii) the efforts of the parties to cause the Merger to be completed.

The Merger Agreement contains certain termination rights and provides that, upon termination of the Merger Agreement under specified circumstances, including, but not limited to, a change in the recommendation of the Board or a termination of the Merger Agreement by the Company to enter into an agreement for a “superior proposal”, the Company will pay Parent a cash termination fee of $18.2 million.  In addition, if the Merger Agreement is terminated because the Company failed to obtain the Required Vote at a meeting of the Company’s shareholders, then the Company will pay Parent an amount in cash equal to the amount necessary to fully reimburse Parent for all of the reasonable out-of-pocket expenses incurred by Parent and its affiliates in connection with pursuing the transactions contemplated by the Merger Agreement.  In the event that the Merger Agreement, subject to certain limitations, is terminated due to failure to obtain U.S. federal antitrust law clearance of the transaction, Parent shall pay the Company a cash termination fee of $26 million.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

The Merger Agreement has been included to provide shareholders with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent, Merger Sub or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. The Company’s shareholders and Parent’s shareholders and other investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Parent, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Parent.

Guarantee

Concurrent with the execution of the Merger Agreement, Svenska Cellulosa Aktiebolaget SCA (publ)., a Swedish corporation and the indirect parent company of Parent (“Guarantor”), executed and delivered a Guarantee (the “Guarantee”), for the benefit of the Company, pursuant to which Guarantor unconditionally and irrevocably guaranteed to the Company the due and punctual payment of the monetary obligations of Parent and Merger Sub in accordance with the terms of the Merger Agreement.

The Guarantee is attached hereto as Exhibit 10.1 and incorporated herein by reference.  The foregoing description of the Guarantee does not purport to be complete and is qualified in its entirety by reference to the full text of the Guarantee.

Voting Agreement

Concurrent with the execution of the Merger Agreement, each of the members of the Board, each of the executive officers of the Company, and Starboard Value LP (“Starboard”) and certain affiliates of Starboard, entered into voting agreements (each a “Voting Agreement”), with Parent, pursuant to which each such shareholder agreed, among other things, to vote all of the Common Stock beneficially owned by such shareholder in favor of the adoption of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, on the terms and subject to the conditions set forth in each such Voting Agreement.  Furthermore, each such shareholder agreed to vote against any alternate acquisition proposal and other actions, proposals, transactions or agreements that would reasonably be expected to impede or adversely affect the consummation of the Merger.  Each Voting Agreement, subject to certain limitations, will terminate upon the earlier of (i) the Effective Time, (ii) the date on which the Merger Agreement is terminated in accordance with its terms and (iii) the date of any amendment to the Merger Agreement reducing the amount or changing the form of the Merger Consideration.

The form of Voting Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.  The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement.

Section 8 – Other Events

Item 8.01

Other Events

Press Release

Attached as Exhibit 99.1 is a copy of the joint press release issued by the Company and Guarantor on October 13, 2015 announcing the execution of the Merger Agreement.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

2.1

Agreement and Plan of Merger, dated October 12, 2015, among Wausau Paper Corp., SCA Americas Inc. and Salmon Acquisition, Inc.*

10.1

Guarantee, dated October 12, 2015, by Svenska Cellulosa Aktiebolaget SCA (publ). in favor of Wausau Paper Corp.

10.2

Form of Voting Agreement.

99.1

Joint Press release by Wausau Paper Corp. and Svenska Cellulosa Aktiebolaget SCA (publ). issued on October 13, 2015.

* Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future. Forward-looking statements are those that use terms such as “may,” “will,” “expect,” “believe,” “intend,” “should,” “could,” “anticipate,” “estimate,” “forecast,” “project,” “plan,” “predict,” “potential,” and similar expressions. Forward-looking statements contained in this and other written and oral reports are based on management’s assumptions and assessments in light of past experience and trends, current conditions, expected future developments and other relevant factors.

The Company’s forward-looking statements are subject to risks and uncertainties and are not guarantees of future performance, and actual results, developments and business decisions may differ materially from those envisaged by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement; the inability to complete the transaction due to the failure to obtain the Required Vote or the failure to satisfy other conditions to completion of the transaction, including the receipt of all regulatory approvals related to the transaction; the disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the effect of the announcement of the transaction on the Company’s relationships with its customers, operating results and business generally; the effects of local and national economic, credit and capital market conditions; and other risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission (the “SEC”). Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The statements made herein are made as of the date of this disclosure and the Company undertakes no obligation to update them, whether as a result of new information, future developments or otherwise.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file a proxy statement with the SEC. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED TRANSACTION.  Shareholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company at the SEC’s web site at www.sec.gov.  Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, from the Company’s website, wausaupaper.com, under the heading “Investors—SEC Filings” or by contacting the Company’s Investor Relations at 715-692-2056 or ir@wausaupaper.com.

Participants in Solicitation

The Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC on March 2, 2015. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC (when they become available).  These documents can be obtained free of charge from the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  October 13, 2015

By:  /s/ SHERRI L. LEMMER

Sherri L. Lemmer

Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated October 12, 2015

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. Section 232.102(d))

Exhibit 2.1

Agreement and Plan of Merger, dated October 12, 2015, among Wausau Paper Corp., SCA Americas Inc. and Salmon Acquisition, Inc.*

Exhibit 10.1

Guarantee, dated October 12, 2015, by Svenska Cellulosa Aktiebolaget SCA (publ). in favor of Wausau Paper Corp.

Exhibit10.2

Form of Voting Agreement.

Exhibit 99.1

Joint Press release by Wausau Paper Corp. and Svenska Cellulosa Aktiebolaget SCA (publ). issued on October 13, 2015.

* Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission upon request.